UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): November 3, 2026

OppFi Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 E. Randolph Street, Suite 3400
Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 212-8079
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 3, 2026, OppFi Inc., a Delaware corporation (“OppFi”), issued a press release announcing the withdrawal of its applications to the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation related to the proposed acquisition of BNCCORP, Inc. and its wholly owned subsidiary, BNC National Bank. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 8.01 Other Events.

As previously reported, OppFi entered into an Agreement and Plan of Merger, dated as of April 28, 2026 (as it may be amended from time to time, the “Merger Agreement”), with BNCCORP, Inc. and Birch Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of OppFi, pursuant to which OppFi would acquire BNCCORP, Inc. and BNC National Bank.

As disclosed in Item 7.01 of this Current Report on Form 8-K, OppFi has withdrawn its applications to the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation related to the proposed acquisition of BNCCORP, Inc. and its wholly owned subsidiary, BNC National Bank.

As of the date of this Current Report on Form 8-K, the Merger Agreement has not been terminated and remains in effect.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated November 3, 2026.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2026	OppFi Inc.

	By:	/s/ Pamela D. Johnson
Pamela D. Johnson
Chief Financial Officer